UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 23, 2024

DIME COMMUNITY BANCSHARES, INC.
(Exact name of the registrant as specified in its charter)

New York	001-34096	11-2934195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

898 Veterans Memorial Highway Suite 560 Hauppauge, New York	11788
(Address of principal executive offices)	(Zip Code)

(631) 537-1000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DCOM	The NASDAQ Stock Market LLC
Preferred Stock, Series A, $0.01 Par Value	DCOMP	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07.   Submission of Matters to a Vote of Security Holders.

Dime Community Bancshares, Inc. (the "Company") held its annual meeting of shareholders on May 23, 2024 (the “Meeting”).  At the close of business on the record date of the Meeting, there were a total of 38,878,473 shares of common stock outstanding and entitled to vote at the Meeting.  At the Meeting, 33,273,019 shares of common stock were represented, therefore, a quorum was present.  Four proposals were presented and voted on.  The proposals are described in detail in the Company’s definitive proxy statement filed on April 10, 2024 with the Securities and Exchange Commission.  Set forth below are the final results for all proposals.

1. The following nominees received the requisite plurality of votes cast at the Meeting, as indicated below, and were therefore elected as directors to serve for a term to expire at the Company's Annual Meeting of Shareholders to be held in 2025 and until their respective successors are duly elected and qualified:

Director	For	Withheld	Broker Non-Votes
Paul M. Aguggia	28,497,872	641,196	4,133,951
Rosemarie Chen	28,047,770	1,091,298	4,133,951
Michael P. Devine	27,547,736	1,591,332	4,133,951
Judith H. Germano	28,732,092	406,976	4,133,951
Matthew A. Lindenbaum	27,455,264	1,683,804	4,133,951
Stuart H. Lubow	28,120,089	1,018,979	4,133,951
Kenneth J. Mahon	27,882,992	1,256,076	4,133,951
Albert E. McCoy, Jr.	28,195,478	943,590	4,133,951
Raymond A. Nielsen	28,553,243	585,825	4,133,951
Joseph J. Perry	28,087,337	1,051,731	4,133,951
Kevin Stein	27,486,052	1,653,016	4,133,951
Dennis A. Suskind	24,344,450	4,794,618	4,133,951

2.  The ratification of the appointment of Crowe LLP to act as the independent registered public accounting firm for the Company for the year ending December 31, 2024 was approved by the requisite majority of the votes cast by shareholders, as indicated below:

For	Against	Abstain	Broker Non-Votes
32,938,563	305,967	28,489	-0-

3.  The compensation of the Company's named executive officers, as disclosed in the Company’s proxy statement for the 2024 Annual Meeting of Shareholders, was approved on a non-binding, advisory basis by the requisite majority of the votes cast by shareholders, as indicated below:

For	Against	Abstain	Broker Non-Votes
26,948,637	2,150,169	40,262	4,133,951

4.  Approval of additional shares for the Dime Community Bancshares, Inc. 2021 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
27,227,026	1,840,096	71,946	4,133,951

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dime Community Bancshares, Inc.
(Registrant)

/s/ Avinash Reddy
Avinash Reddy, Senior Executive Vice President & Chief Financial Officer

Dated:  May 28, 2024